SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 22, 2003

VISTEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15827 (Commission File Number)	38-3519512 (IRS Employer Identification No.)

17000 Rotunda Drive, Dearborn, Michigan (Address of principal executive offices)		48120 (Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

EXHIBIT INDEX
Press Release, December 22, 2003

Item 5. Other Events.

     On December 22, 2003, we issued a press release related to new commercial agreements with Ford Motor Company. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No. 99.1	Description Press release dated December 22, 2003

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: December 22, 2003	By:	/s/ Stacy L. Fox Stacy L. Fox
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page

Exhibit 99.1	Press Release dated December 22, 2003